                       CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

I hereby consent to being named as a Director of Chateau Properties, Inc. in the Registration Statement on Form S-4 of Chateau Properties, Inc. as filed with the Securities and Exchange Commission on December 24, 1996.

December 24, 1996

                                          /s/ Gary P. McDaniel
                                          -----------------------------------
                                              Gary P. McDaniel

                       CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

I hereby consent to being named as a Director of Chateau Properties, Inc. in the Registration Statement on Form S-4 of Chateau Properties, Inc. as filed with the Securities and Exchange Commission on December 24, 1996.

December 24, 1996

                                          /s/ James Clayton
                                          -----------------------------------
                                              James Clayton

                       CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

I hereby consent to being named as a Director of Chateau Properties, Inc. in the Registration Statement on Form S-4 of Chateau Properties, Inc. as filed with the Securities and Exchange Commission on December 24, 1996.

December 24, 1996

                                          /s/ Steven G. Davis
                                          -----------------------------------
                                              Steven G. Davis

                       CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

I hereby consent to being named as a Director of Chateau Properties, Inc. in the Registration Statement on Form S-4 of Chateau Properties, Inc. as filed with the Securities and Exchange Commission on December 24, 1996.

December 24, 1996

                                          /s/ James M. Hankins
                                          -----------------------------------
                                              James M. Hankins

                       CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

I hereby consent to being named as a Director of Chateau Properties, Inc. in the Registration Statement on Form S-4 of Chateau Properties, Inc. as filed with the Securities and Exchange Commission on December 24, 1996.

December 24, 1996

                                          /s/ Donald E. Miller
                                          -----------------------------------
                                              Donald E. Miller